UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 26, 2006
BANK OF COMMERCE HOLDINGS
(Exact name of Registrant as specified in its charter)

California	0-25135	94-2823865

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1951 Churn Creek Road Redding, California	96002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (530) 224-3333
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. March 31, 2006: 8,716,872

Item 7.01 Regulation FD Disclosure
On Thursday, May 4, 2006 beginning at approximately 9:45 am Eastern Time, Bank of Commerce Holdings President and Chief Executive Officer Michael C. Mayer will give a presentation of the company’s business strategies and financial performance at the Americas Community Bankers Investor Conference held at the Palace Hotel in San Francisco, California. In addition to the live presentation, the Investor presentation will be web cast live on CCBN and will be archived for one year on the Company’s website. Interested parties may go to:
http://www.reddingbankofcommerce.com       Investor Services / Presentation
http://www.AmericasCommunityBankers.com
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 26, 2006	/s/ Linda J. Miles

By: Linda J. Miles Executive Vice President & Chief Financial Officer